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                                                                       Exhibit 5

                                              THE BEST OF AMERICA(R)
[THE BEST OF AMERICA LOGO]                 AMERICA'S INCOME ANNUITY(SM)
                                                     APPLICATION
                                          $35,000 MINIMUM PURCHASE PAYMENT

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PLAN TYPE   This contract is established as a  A PLAN TYPE MUST BE SELECTED

[ ] 403(b) TRANSFER  DISCLOSURE FORM REQUIRED.    [ ] NON-QUALIFIED     [ ] IRA

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DISTRIBUTION CHANNEL:

[ ] ID [ ] Agency [ ] NRS  [ ] Pensions  [ ] FI  [ ] Wirehouse  [ ] Other_______
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CONTRACT OWNER                   [ ]JOINT OWNER SPOUSE ONLY UNLESS PROHIBITED BY

 Last Name or Trust Name                      Last Name

 First Name or Trust Name (CONTINUED)  MI     First Name                  MI


Address                                 Address
       ------------------------------           --------------------------------

-------------------------------------   ----------------------------------------
Telephone No. (     )                          [ ]H [ ]W
              --------------------------------

Sex [ ]M  [ ]F  Birthdate    /    /       Sex [ ]M  [ ]F  Birthdate    /   /
                          MM   DD  YYYY                             MM  DD  YYYY


Maximum issue age through age 85           Maximum issue age through age 85

Soc. Sec. No. or Tax ID                    Soc. Sec. No. or Tax ID
                         ----------------                         --------------
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ANNUITANT  COMPLETE ONLY IF DIFFERENT FROM  [ ] JOINT ANNUITANT COMPLETE ONLY
           CONTRACT OWNER                       IF INCOME OPTION ALLOWS PAYMENTS
                                                TO A SURVIVOR. SPOUSE ONLY FOR
                                                TSA OR IRA.

Last Name                                       Last Name

First Name                          MI          First Name                 MI

Address                                         Address
       -----------------------------------              ------------------------

------------------------------------------      --------------------------------
Telephone No. (     )                         [ ]H [ ]W
              --------------------------------

Sex [ ]M  [ ]F  Birthdate    /    /       Sex [ ]M  [ ]F  Birthdate    /   /
                          MM   DD  YYYY                             MM  DD  YYYY


Maximum issue age through age 85           Maximum issue age through age 85

Soc. Sec. No. or Tax ID                    Soc. Sec. No. or Tax ID
                         ----------------                         --------------
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BENEFICIARY   WHOLE PERCENTAGES ONLY, ALL PRIMARY BENEFICIARIES MUST TOTAL 100%;
              ALL CONTINGENT BENEFICIARIES MUST TOTAL 100%.


                                                                             Relationship
Primary  Contingent     Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.
  [ ]                  __________________________________        ___________%  ___________      ____________________
  [ ]       [ ]        __________________________________        ___________%  ___________      ____________________
  [ ]       [ ]        __________________________________        ___________%  ___________      ____________________
  [ ]       [ ]        __________________________________        ___________%  ___________      ____________________



APO-4365       Product of Nationwide Life Insurance Co.            AO (3/1999)


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REMARKS






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INCOME START DATE     (NO LATER THAN 60 DAYS AFTER DATE OF ISSUE) ______________
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FREQUENCY OF PAYMENTS  [ ]Monthly  [ ]Quarterly  [ ]Semi-Annually  [ ]Annually
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[ ] Electronic Funds Transfer (If Electronic Funds Transfer is not selected, a check will be issued and mailed to you.)
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Bank Name and Address                  Bank Telephone Number  (   )
                                                              ------------------
                                       -----------------------------------------
                                       Type of Account (PLEASE ATTACH VOIDED
                                       CHECK OR DEPOSIT SLIP)
                                       [ ] Checking  [ ] Savings
-------------------------------------- -----------------------------------------
Bank Routing No.                       Bank Account No.
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INCOME OPTIONS      CANNOT BE CHANGED ONCE ELECTED

(only one option may be selected)

[ ] SINGLE LIFE WITH TERM CERTAIN ____YEARS*
[ ] SINGLE LIFE CASH REFUND*
[ ] SINGLE LIFE*
[ ] JOINT AND ____% LAST SURVIVOR**
[ ] JOINT AND ____% LAST SURVIVOR WITH TERM CERTAIN ____YEARS**
[ ] JOINT AND ____% SURVIVOR WITH CASH REFUND**
[ ] JOINT AND ____% SURVIVOR**
[ ] TERM CERTAIN ____ YEARS
[ ] TERM CERTAIN WITH ENHANCED DEATH BENEFIT ____ YEARS

*Birth Certificate of Annuitant Required   **Birth Certificate of Both Annuitant
                                             and Joint Annuitant Required
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PURCHASE PAYMENT  [ ] ROLLOVER  [ ] PAYMENT ENCLOSED  [ ] TRANSFER/1035
                                                        (requires transfer form)

Single Purchase Payment $__________ submitted (minimum $35,000). A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.
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PURCHASE PAYMENT ALLOCATION      WHOLE PERCENTAGES ONLY, MUST TOTAL 100%. A
                                 CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.

ALLOCATION OF PURCHASE PAYMENT TO FIXED ANNUITY PAYMENTS:      ________%

ALLOCATION OF PURCHASE PAYMENT TO VARIABLE ANNUITY PAYMENTS:   ________%

      ASSUMED INVESTMENT RETURN   [ ] 3.5%   [ ] 5.0%  [ ] 6.0%

      ANNUAL BENEFIT LEVELING FOR VARIABLE ANNUITY PAYMENTS* [ ] YES  [ ] NO

   *If this option is elected, Annual Frequency of Payments cannot be chosen.

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ALLOCATION OF INVESTMENT OPTIONS TO PROVIDE VARIABLE
ANNUITY PAYMENTS (WHOLE PERCENTAGES ONLY, MUST TOTAL 100%)

THE INVESTMENT OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY LIFE INSURANCE COMPANIES OR, IN SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT PLANS. THEY ARE NOT OFFERED TO THE GENERAL PUBLIC DIRECTLY.

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
AMERICAN CENTURY VARIABLE                   MORGAN STANLEY DEAN WITTER                   NATIONWIDE SEPARATE
PORTFOLIOS, INC.                                                                         ACCOUNT TRUST (CONT.)
                                               ______% Morgan Stanley Dean Witter        ______% Nationwide High Income Bond Fund
   ______% American Century VP Income &                Universal Funds-Emerging                  (Federated Investment Counseling,
           Growth                                      Markets Debt Portfolio                    Inc.)
   ______% American Century VP                 ______% Van Kampen Life Investment
           International                               Trust-Morgan Stanley Real         ______% Nationwide High Income Bond
   ______% American Century VP Value                   Estate Securities Portfolio               Fund (Federated Investment
DREYFUS                                     NEUBERGER & BERMAN ADVISORS MANAGEMENT               Counseling)
   ______% The Dreyfus Socially             TRUST
           Responsible Growth Fund, Inc.       ______% AMT Guardian Portfolio            ______% Nationwide Multi Sector Bond
   ______% Dreyfus Stock Index Fund, Inc.      ______% AMT Mid-Cap Growth Portfolio              Fund (Salomon Brothers Asset
   ______% Dreyfus Variable Investment         ______% AMT Partners Portfolio                    Management, Inc. with Salomon
           Fund - Capital Appreciation      OPPENHEIMER VARIABLE ACCOUNT FUNDS                   Brothers Asset Management
           Portfolio                           ______% Oppenheimer Aggressive Growth             Limited)
FEDERATED INSURANCE SERIES                             Fund/VA
   ______%Federated Quality Bond Fund II       ______% Oppenheimer Capital               ______% Nationwide Select Advisers
FIDELITY VARIABLE INSURANCE PRODUCTS FUND              Appreciation Fund/VA                      Mid Cap Fund (First Pacific
   ______% VIP Equity-Income Portfolio:        ______% Oppenheimer Main Street Growth            Advisors, Inc., Pilgrim Baxter
           Service Class                               & Income Fund/VA                          & Associates Ltd. & Rice,
   ______% VIP Growth Portfolio: Service    WARBURG PINCUS TRUST                                 Hall, James and Associates)
           Class                               ______% Growth & Income Portfolio
   ______% VIP High Income Portfolio:          ______% International Equity Portfolio    ______% Nationwide Select Advisers
           Service Class                       ______% Post-Venture Capital Portfolio            Small Cap Growth Fund
   ______% VIP Overseas Portfolio:          NATIONWIDE SEPARATE ACCOUNT TRUST                    (Franklin Advisers, Inc.,
           Service Class                    (SUBADVISORS)                                        Miller Anderson & Sherrerd,
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      ______% Capital Appreciation Fund                 LLP, Neuberger Berman, LLC)
II                                             ______% Government Bond Fund
   ______% VIP II Contrafund Portfolio:        ______% Money Market Fund                 ______% Nationwide Small Cap Value
           Service Class                       ______% Total Return Fund                         Fund (The Dreyfus Corporation)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      ______% Nationwide Balanced Fund
III                                                    (Salomon Brothers Asset           ______% Nationwide Small Company
   ______% VIP III Growth Opportunities                Management, Inc.)                         Fund (The Dreyfus Corporation,
           Portfolio: Service Class            ______% Nationwide Equity Income Fund             Neuberger Berman, L.P., Lazard
VAN ECK WORLDWIDE INSURANCE TRUST                     (Federated Investment                      Asset Management, Strong
   ______% Worldwide Emerging Markets Fund             Counseling, Inc.)                         Capital Management, Inc.,
   ______% Worldwide Hard Assets Fund          ______% Nationwide Global Equity Fund             Warburg Pincus Asset
                                                      (J. P. Morgan Investment                   Management, Inc.
                                                      Management, Inc.)
                                                                                         ______% Nationwide Strategic Growth
                                                                                                 Fund (Strong Capital
                                                                                                 Management, Inc.)

                                                                                         ______% Nationwide Strategic Value
                                                                                                 Fund (Strong Capital
                                                                                                 Management, Inc., Schafer
                                                                                                 Capital Management, Inc.)

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FEDERAL INCOME TAX WITHHOLDING

A. [ ] I elect to have no income tax withheld from my income payments (do not complete B or C)

B. [ ] I want my withholding from each income payment to be figured using the number of allowances and marital status shown (you may also designate an additional amount in item C)

         _____ Allowances   [ ] Single  [ ] Married  [ ] Married, but withhold
                                                         at higher single rate

C. [ ] Withhold the following additional amount from each income payment (you must complete B) $_____________

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CONTRACT OWNER SIGNATURES

Are you a U.S. Citizen?  [ ] Yes  [ ] No  If No, country of citizenship
                                                                       ---------

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance? [ ] Yes [ ]No

Please send me a copy of the Statement of Additional Information to the Prospectus. [ ]



STATE IN WHICH APPLICATION WAS SIGNED                           DATE
                                      -------------------------      -----------

CONTRACT OWNER                            JOINT OWNER
                ------------------------              --------------------------
                       Signature                               Signature

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PRODUCER INFORMATION

Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance? [ ] Yes [ ] No

PRODUCER SIGNATURE
                   -------------------------------------------------------------
                                           Signature

   NAME                                    PRODUCER SSN
        -------------------------------                 ------------------------
   FIRM NAME                               PHONE (    )
            ---------------------------          -------------------------------

   ADDRESS
           ----------------------------

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REGULAR MAIL                                       EXPRESS MAIL

-----------------------------------------     ---------------------------------------      -----------------------------------------
Nationwide Life Insurance Co.                     INCOME PRODUCTS SERVICE CENTER           Nationwide Life Insurance Co.
P.O. Box 182290                                           1-800-452-7126                   Income Products Service Center,
Columbus, Ohio  42272-4875                               Fax 614-677-3279                  1-14-RO
                                                                                           One Nationwide Plaza
                                                                                           Columbus, Ohio  43215
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                                                 SEND APPLICATIONS WITH CHECKS TO:
                                                    Nationwide Life Insurance Co.
                                                         P. O. Box 71-0767
                                                           Columbus, OH
                                                            43271-0767
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